                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


      We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (Nos. 333-59597 and 333-59758) of Enbridge Energy, Limited Partnership and Enbridge Energy Partners, L.P., respectively, of our report dated January 24, 2002 relating to the financial statements, which appear in this Form 10-K.



PricewaterhouseCoopers LLP

Houston, Texas
February 25, 2002